                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)............October 18, 2005

                         HEALTHCARE SERVICES GROUP, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                       0-120152               23-2018365
--------------------------------           ------------           --------------
(State or other jurisdiction of            (Commission            (IRS Employer
 Incorporation or organization)            File Number)           Identification
                                                                    number)

           3220 Tillman Drive-Suite 300, Bensalem, Pennsylvania 19020
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code: 215-639-4274
                                                            ------------

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2005, Healthcare Services Group, Inc. issued a press release announcing its earnings for the three and nine month periods ended September 30, 2005, as well as a quarterly cash dividend declaration. A copy of the press release and cash dividend declaration is attached hereto as Exhibit (99) and hereby incorporated by reference.

The information in this Current Report is being furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTHCARE SERVICES GROUP, INC.

October 18, 2005                       /s/ Richard W. Hudson
Date                                   ------------------------
                                       Richard W. Hudson, Vice President -
                                       Finance and Chief Accounting Officer